                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported)           August 12, 2003
                                                 -------------------------------


                             Bell Microproducts Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                   California
--------------------------------------------------------------------------------
                 (State of Other Jurisdiction of Incorporation)


           000-21528                                     94-3057566
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    (Commission File Number)                (I.R.S. Employer Identification No.)


        1941 Ringwood Avenue
        San Jose, California                                   95131-1721
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (408) 451-9400
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         Bell Microproducts Inc. (the "Company") announced today that it intends to file a preliminary prospectus supplement to its shelf registration statement on Form S-3 in connection with an underwritten offering of up to 4.0 million shares of common stock. The Company also intends to grant the underwriters the option to purchase up to an additional 600,000 shares to cover over-allotments.

         The managing underwriters of the offering are Needham & Company, Inc. Raymond James. When available, a copy of the preliminary prospectus supplement relating to the offering may be obtained from Needham & Company, Inc., 445 Park Avenue, New York City, New York 10022 and Raymond James 880 Carillon Parkway, St. Petersburg, FL 33716. The common stock offering may be made only by means of a prospectus and related prospectus supplement, copies of which may be obtained by contacting Needham & Co. Inc. or Raymond James as indicated in this report.

Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired:
                  -------------------------------------------

                  Not required.

         (b)      Pro Forma Financial Information:
                  -------------------------------

                  Not required.

         (c)      Exhibits:
                  --------

                  See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               BELL MICROPRODUCTS INC.


Date:  August 12, 2003                         By  /s/ James E. Illson
                                                   -----------------------------
                                                   By:  James E. Illson
                                                   Executive Vice President,
                                                   Finance and Operations and
                                                   Chief Financial Officer

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  EXHIBIT INDEX

                                       to

                                    FORM 8-K


                             BELL MICROPRODUCTS INC.




Exhibit Number    Exhibit Description
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
   99             Press release dated August 12, 2003